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                        HARTFORD LIFE INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                               David A. Carlson
                              Michael L. Kalen
                               Thomas M. Marra
                           Ernest M. McNeill, Jr.
                               John C. Walters
                             Lizabeth H. Zlatkus
                           David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Christopher M. Grinnell, John F. Kennedy, Sarah Patterson, Jerry K. Scheinfeldt, Shane E. Daly, Brian Buckley, Lisa Proch and Suzanne Hurel to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Hartford Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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

By:     /s/ David A. Carlson                                Dated as of February 28, 2006
        --------------------------------------------------
        David A. Carlson

By:     /s/ Michael L. Kalen                                Dated as of February 28, 2006
        --------------------------------------------------
        Michael L. Kalen

By:     /s/ Thomas M. Marra                                 Dated as of February 28, 2006
        --------------------------------------------------
        Thomas M. Marra

By:     /s/ Ernest M. McNeill, Jr.                          Dated as of February 28, 2006
        --------------------------------------------------
        Ernest M. McNeill, Jr.

By:     /s/ John C. Walters                                 Dated as of February 28, 2006
        --------------------------------------------------
        John C. Walters

By:     /s/ Lizabeth H. Zlatkus                             Dated as of February 28, 2006
        --------------------------------------------------
        Lizabeth H. Zlatkus

By:     /s/ David M. Znamierowski                           Dated as of February 28, 2006
        --------------------------------------------------
        David M. Znamierowski
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